State Farm Mutual Fund Trust Equity Fund	Summary Prospectus May 1, 2013 and as supplemented July 1, 2013

Ticker: SLEIX (Institutional Shares)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://www.statefarm.com/retail_prosp/iProspectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated May 1, 2013 and as supplemented July 1, 2013, are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm Equity Fund (the “Fund” or the “Equity Fund”) seeks long term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	0.60%
Distribution [and/or Service] (12b-1fees) fees	0.00%
Other Expenses	0.33%
Acquired Fund Fees & Expenses	0.00%
Total Annual Fund Operating Expenses	0.93%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Institutional	$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Equity Fund. Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIMC”) monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the Fund’s portfolio are discussed separately below.

Bridgeway

Bridgeway primarily invests its portion of the Equity Fund in a diversified portfolio of large growth stocks. Bridgeway defines “large stocks” as those whose market capitalization (stock market worth) falls within the range of the Russell 1000 Index, an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the U.S. market with dividends reinvested. The Russell 1000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Bridgeway selects stocks within the large-cap growth category for the Equity Fund using a statistically driven approach. At least 80% of Bridgeway’s portion of the Equity

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Fund’s net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap growth category at the time of purchase.

Westwood

Under normal market conditions, Westwood invests at least 80% of its portion of the Equity Fund (which includes, for purposes of this test, the amount of any borrowings for investment purposes) primarily in common stocks of large capitalization companies, including foreign companies. Westwood may invest its portion of the Equity Fund in securities of companies economically tied to emerging markets. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase, while seasoned companies generally have been operating for at least three years.

In selecting securities, Westwood maintains a list of approved securities of issuers which it believes have proven records and potential for above-average earnings growth. Westwood considers purchasing a security on such list if Westwood’s forecast for growth rates and earnings for that issuer exceeds Wall Street expectations. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt to equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target, and/or a fundamental change that negatively impacts the outlook and original investment thesis. The investment team will also review a stock if the price of the stock declines 15% or more in the first 45 days held. The risk characteristics of Westwood’s portion of the Equity Fund, such as beta (a measure of volatility), are generally expected to be less than those of the S&P 500 Index, the Fund’s benchmark.

Both Bridgeway and Westwood may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Equity Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at http://www.statefarm.com/mutual-funds/resources-tools/fund-performance/fund-performance.asp or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

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The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 13.13%,

during the first quarter of 2012.

Worst quarter: -24.05%

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

Average Annual Total Returns

(For the periods ended December 31, 2012)

Equity Fund	1-Year	5-Year	10-Year
Return Before Taxes—Institutional	16.28%	-1.44%	3.79%
Return After Taxes on Distributions—Institutional	16.07%	-1.64%	3.22%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	10.87%	-1.26%	3.24%
S&P 500 Index (reflects no deduction for fees, expenses, and taxes)	16.00%	1.66%	7.10%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Bridgeway and Westwood.

Portfolio Managers—

	Name	Title	Length of Service (Years)
Bridgeway	John Montgomery	Chief Investment Officer	19

	Elena Khoziaeva	Investment Team Member	13

	Michael Whipple	Investment Team Member	10

Westwood	Mark R. Freeman	Executive Vice President and Chief Investment Officer	14

	Lisa Dong	Senior Vice President and Product Director	13

	Matt Lockridge	Vice President, Portfolio Manager and Research Analyst	3

	Scott Lawson	Vice President, Portfolio Manager and Senior Research Analyst	10

	Varun Singh	Vice President and Research Analyst	1

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$250 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$50 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

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